FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       May 22, 2009

  YUMMIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32361	87-0615629
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

    1981 E. Murray Holladay Rd., Suite 100, Salt Lake City, Utah 84117
(Address of principal executive offices) (Zip Code)

    801-272-9294
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On May 22, 2009, Susan Santage acquired, in a private transaction, 1,590,000 shares of the common stock of Yummies, Inc. from Dianne Hatton-Ward for $750.00 of her personal funds. This acquisition also provided for the resignation of Dianne Hatton-Ward as sole officer and director of the registrant and the appointment of Susan Santage as director, president, treasuer, and secretary of the registrant. This acquisition brought the total number of common shares owned by Ms. Santage to 1,690,000 or 67.5% of the outstanding common shares (2,505,000) of the registrant.

The information required by Item 501(a)(8) of Form 8K is contained in the Form 10KSB filed by the registrant on December 22, 2008 with the exception of the changes contained in this Item 5.01 and in Item 5.02.

The following table sets forth certain information furnished by current management concerning the ownership of common stock of the Company as of May 22, 2009, of (I) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Common Stock; (ii) all directors and executive officers; and (iii) directors and executive officers of the Company as a group.

Name and Address of	Amount and Nature of	Percentage
Beneficial Owner	Beneficial Ownership	of Class

Susan Santage (Pres/Dir)	1,690,000*	67.5%
1981 Murray Holladay Rd
Salt Lake City, Utah 84117

All officers and
directors as a group	1,690,000	67.5%

* After 6 to one forward split on February 5, 2001.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2009, Dianne Hatton-Ward, sole officer and director of the registrant, resigned all positions  and appointed Susan Santage as sole director, president, treasurer and secretary of the registrant. Dianne Hatton-Ward resigned  for personal reasons. No written correspondence regarding the resignation was received by the registrant.

The following table sets forth certain information regarding the current directors and executive officers of the Company:

			Position
Name	Age	Title	Held Since

Susan Santage	47	President, Secretary,	May 22, 2009
		Treasurer and Director

Susan Santage,  Ms. Santage graduated from Salt Lake Community College in 1989 with an AAS in Graphic Design.  In 1984, Ms. Santage graduated from the Salt Lake School of Interior Design.  From 1989 to the present date, Ms. Santage has engaged in freelance graphic design where she has contracted with several companies including Break-thru Industries, KLCY Radio Station, Phoenix Aviation, Inc., and the Salt Lake Community College. Ms. Santage, since 2000, has been secretary, treasurer and director of Framewaves, Inc.

There are no transactions between the Company and Ms. Santage that would require disclosure under Item 404(a) of Regulation S-K. The Company has not entered into any written compensation agreement with Ms. Santage.

Section 9 -Financial Statements and Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Yummies, Inc.
[Registrant]

S/ Susan Santage
Susan Santage
President & Treasurer
May 22, 2009